UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 9, 2017

Date of Report (Date of earliest event reported)

BALLANTYNE STRONG, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13906	47-0587703
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File No.)	Identification Number)

11422 Miracle Hills Drive, Suite 300
Omaha, Nebraska	68154
(Address of principal executive offices)	(Zip Code)

(402) 453-4444

(Registrant’s telephone number including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.02(a)	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

During the preparation of its Form 10-Q for the quarter ended March 31, 2017, management of Ballantyne Strong, Inc. (the “Company”) identified two misstatements in the Company’s previously issued consolidated financial statements for the year ended December 31, 2016. Accordingly, investors should no longer rely upon the Company’s previously released financial statements for the year ended December 31, 2016. The first misstatement related to approximately $477,000 of maintenance service revenue that was pre-billed at a customer’s request, but related to services not completed by December 31, 2016. This revenue was improperly recognized during the year ended December 31, 2016. The Company continues to evaluate revenue recognition for maintenance services as of December 31, 2016. The second misstatement related to earnings at one of the Company’s Canadian subsidiaries that would be subject to a withholding tax if repatriated to the U.S. The Company improperly excluded earnings to the extent of certain intercompany loans between its Canada and U.S. entities from its provision for deferred income taxes, resulting in an understatement of deferred income tax expense of approximately $238,000.

On May 9, 2017, the Company’s management and the Audit Committee of its Board of Directors decided to file an amended Form 10-K for the year ended December 31, 2016, to restate the Company’s Consolidated Balance Sheet as of December 31, 2016, and the related Consolidated Statement of Operations, Consolidated Statement of Comprehensive Income (Loss), Consolidated Statement of Stockholders’ Equity and Consolidated Statement of Cash Flows for the year then ended to correct the misstatements described above. The restated financial statements to be included in the amended Form 10-K should be relied on in lieu of the financial statements included in the Company’s original Form 10-K for the year ended December 31, 2016. Although the Company cannot yet estimate when it will complete the restatement and file its amended report, it is diligently pursuing completion of the restatement and intends to file the amended report as soon as reasonably practicable. The Company expects to file its Form 10-Q for the quarter ended March 31, 2017 promptly after the restatement is concluded.

BDO USA, LLP (“BDO”), the Company’s independent registered public accounting firm, concurred with the Company’s conclusion to amend the Form 10-K for the year ended December 31, 2016. The Company’s management and its Audit Committee discussed with BDO the matters described in this Form 8-K.

Item 8.01	Other Events

On May 9, 2017, the Company suspended its stock repurchase program, effective immediately.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1 Press Release, dated May 11, 2017, issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLANTYNE STRONG, INC.

Date: May 11, 2017	By:	/s/ Lance V. Schulz
Lance V. Schulz
Senior Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated May 11, 2017, issued by the Company.